                                                                      Barclays Bank PLC
                                                                      5 The North Colonnade
                                                                      Canary Wharf
                                                                      London E14 4BB
                                                                      Tel +44 (0)20 7623 2323

DATE:                               February 27, 2007

TO:                                 Deutsche  Bank  Trust  Company  Americas,  not  individually  but  solely  as the
                                    Supplemental  Interest  Trust Trustee on behalf of  Supplemental  Interest  Trust
                                    with  respect  to  the  RALI  Series   2007-QH2  Trust,   Mortgage   Asset-Backed
                                    Pass-Through Certificates, Series 2007-QH2.

FROM:                               Barclays Bank PLC

SUBJECT:                            Fixed Income Derivatives Confirmation

REFERENCE NUMBER: 1615247B

The  purpose  of this  long-form  confirmation  ("CONFIRMATION")  is to  confirm  the  terms  and  conditions  of the
Transaction  entered into on the Trade Date specified  below (the  "TRANSACTION")  between  Barclays Bank PLC ("PARTY
A") and Deutsche Bank Trust Company Americas,  not individually but solely as the Supplemental Interest Trust Trustee on behalf of  Supplemental  Interest  Trust with respect to the RALI Series  2007-QH2  Trust,  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series  2007-QH2  ("PARTY  B").  This  Confirmation  evidences  a complete  and  binding agreement  between you and us to enter into the  Transaction  on the terms set forth below and  replaces any previous agreement between us with respect to the subject matter hereof.  This Confirmation  constitutes a "CONFIRMATION"  and also  constitutes a "SCHEDULE"  as referred to in the ISDA Master  Agreement,  and  Paragraph 13 of a Credit  Support
Annex to the Schedule.

1.       This  Confirmation  shall  supplement,  form a part of, and be subject to an  agreement in the form of the
         ISDA  Master  Agreement  (Multicurrency  -  Cross  Border)  as  published  and  copyrighted  in  1992 by the
         International  Swaps and  Derivatives  Association,  Inc. (the "ISDA MASTER  AGREEMENT"),  as if Party A and
         Party B had executed an  agreement  in such form on the date hereof,  with a Schedule as set forth in Item 3 of this  Confirmation,  and an ISDA Credit Support Annex  (Bilateral Form - ISDA  Agreements  Subject to New
         York Law Only version) as published  and  copyrighted  in 1994 by the  International  Swaps and  Derivatives
         Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT  SUPPORT  ANNEX").
         For the avoidance of doubt, the Transaction  described herein shall be the sole Transaction governed by such
         ISDA  Master  Agreement.  In the  event of any  inconsistency  among  any of the  following  documents,  the relevant document first listed shall govern:  (i) this  Confirmation,  exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof,  which are incorporated by reference  into the Schedule;  (iii) the Credit  Support Annex;  (iv) the  Definitions;  and (v) the ISDA
         Master Agreement.

         Each reference herein to a "Section" (unless  specifically  referencing the Pooling and Servicing Agreement)
         or to a "Section"  "of this  Agreement"  will be  construed  as a reference  to a Section of the ISDA Master
         Agreement;  each  reference  herein to a "Part" will be construed as a reference  to the  provisions  herein deemed incorporated in a Schedule to the ISDA Master Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:                            With respect to any Calculation  Period,  the amount set forth for such period on Schedule I attached hereto.

         Trade Date:                                 February 22, 2007

         Effective Date:                             March 25, 2007

         Termination Date:                           February 25, 2012,  subject to adjustment  in accordance  with the  Following  Business Day  Convention;  provided,  however, that for the  purpose  of  determining  the final  Fixed  Rate
                                                     Payer  Period End Date,  Termination  Date shall be subject to
                                                     No Adjustment.

         Fixed Amounts:

                  Fixed Rate Payer:                  Party B

                  Fixed Rate Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  April 25,  2007,  and  ending on the
                                                     Termination Date, with no adjustment.

                  Fixed Rate Payer
                  Payment Dates:                     Early  Payment  shall be  applicable.  The  Fixed  Rate  Payer
                                                     Payment Date shall be one Business  Day  preceding  each Fixed
                                                     Rate Payer Period End Date.

                  Fixed Rate:                        5.30%

                  Fixed Amount:                      To be determined in accordance with the following formula:

                                                     Fixed Rate*Notional Amount*Fixed Rate Day Count Fraction

                  Fixed Rate Day
                  Count Fraction:                    Actual/360

         Floating Amounts:

                  Floating Rate Payer:               Party A

                  Floating Rate Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  April 25,  2007,  and  ending on the
                                                     Termination  Date,  subject to adjustment  in accordance  with the Business Day Convention.

                  Floating Rate Payer
                  Payment Dates:                     Early  Payment  shall be  applicable.  The Floating Rate Payer
                                                     Payment  Date  shall  be  one  Business  Day  preceding   each
                                                     Floating Rate Payer Period End Date.

                  Floating Rate Option:              USD-LIBOR-BBA

                  Floating Amount:                   To be determined in accordance with the following formula:

                                                     Floating Rate  Option*Notional  Amount*Floating Rate Day Count
                                                     Fraction

                  Designated Maturity:               One month

                  Floating Rate Day
                  Count Fraction:                    Actual/360

                  Reset Dates:                       The first day of each Calculation Period.

                  Compounding:                       Inapplicable

                  Business Days:                     New York

                  Business Day Convention:           Following

                  Calculation Agent:                 Party A

                  Upfront Payment:                   USD 1,480,000 to be paid by Party A to Goldman Sachs & Co. on
                                                     February 26, 2007

         Account Details and Settlement Information:

                  Payments to Party A:      Correspondent: BARCLAYS BANK PLC NEW YORK
                                            FEED: 026002574
                                            Beneficiary:  BARCLAYS SWAPS
                                            Beneficiary Account: 050-01922-8

                  Payments to Party B:      Deutsche Bank Trust Company Americas
                                            ABA#: 021-001-033
                                            Acct#: 01419663
                                            Acct Name: NYLTD Funds Control-Stars West
                                            Re: RALI 2007-QH2
                                            Attn:  Giselle Picard

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of  Default  with  respect  to such  party,  the other  party  shall  have the  rights of a
         Non-defaulting  Party under Section 6 of this  Agreement;  conversely,  the statement  below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)  The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B;
     provided, however, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any  obligation  to be complied  with or performed by Party A under the Credit  Support
     Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required  Ratings  Downgrade
     Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii) The "BREACH OF AGREEMENT"  provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B;
     provided,  however, that notwithstanding  anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any  obligation to be complied with or performed by Party A under the Credit Support
     Annex shall not constitute an Event of Default under Section 5(a)(ii) unless (A) a Required Ratings  Downgrade
     Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(iii) The "CREDIT  SUPPORT  DEFAULT"  provisions of Section  5(a)(iii)  will apply to Party A and will not apply to
     Party B except  that  Section  5(a)(iii)(1)  will apply to Party B solely in respect of Party B's  obligations under Paragraph 3(b) of the Credit Support Annex;  provided,  however,  that  notwithstanding  anything to the contrary  in Section  5(a)(iii)(1),  any failure by Party A to comply  with or perform  any  obligation  to be complied with or performed by Party A under the Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local  Business  Days and (B) such failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(iv) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)  The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(vi) The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "SPECIFIED  INDEBTEDNESS"  will have the meaning  specified  in Section  14,  except that such term shall not include  obligations in respect of deposits  received in the ordinary course of Party A's banking business.

                  "THRESHOLD AMOUNT" means with respect to Party A an amount equal three percent (3%) of the
                  Shareholders' Equity of Party A or, if applicable, the Eligible Guarantor.

                  "Shareholders'  Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual  audited  financial  statements  of such entity) of (i) its capital stock  (including preferred stock)  outstanding,  taken at par value, (ii) its capital surplus and (iii) its retained earnings,  minus (iv) treasury stock,  each to be determined in accordance with generally  accepted accounting principles.

(vii) The "BANKRUPTCY"  provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the  provisions of Section  5(a)(vii)(2),  (6) (to the extent that such  provisions  refer to any  appointment contemplated  or effected by the Pooling and Servicing  Agreement or any  appointment to which Party B has not become subject),  (7) and (9) will not apply to Party B; provided that, with respect to Party B only,  Section
     5(a)(vii)(4) is hereby amended by adding after the words "against it" the words  "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting  the words "to (7)  inclusive"  and  inserting  lieu  thereof ", (3),  (4) as amended,  (5) or (6) as amended".

(viii) The "MERGER  WITHOUT  ASSUMPTION"  provisions of Section  5(a)(viii) will apply to Party A and will apply to
     Party B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected Party with respect to a Tax Event,  the
         Burdened  Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with  respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with respect to "Illegality" the statement that such event will apply to a specific  party  means that upon the  occurrence  of such a  Termination  Event with  respect to such party, either party shall have the right to designate an Early  Termination  Date in  accordance  with Section 6 of this Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT"  provisions of Section  5(b)(ii) will apply to Party A except that, for purposes of the  application  of Section  5(b)(ii) to Party A, Section  5(b)(ii) is hereby  amended by deleting the  words  "(x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y)",  and the "TAX
                  EVENT" provisions of Section 5(b)(ii) will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)       PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      Market  Quotation  will apply,  provided,  however,  that, in the event of a Derivative  Provider  Trigger
                  Event, the following provisions will apply:

                  (A)      The  definition  of Market  Quotation  in Section 14 shall be deleted in its  entirety and replaced with the following:

                           "MARKET  QUOTATION"  means,  with respect to one or more Terminated  Transactions,  a Firm
                           Offer which is (1) made by a Reference  Market-maker that is an Eligible Replacement,  (2)
                           for an amount that would be paid to Party B (expressed  as a negative  number) or by Party
                           B (expressed as a positive number) in  consideration  of an agreement  between Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and (3) made on the basis  that  Unpaid  Amounts  in  respect  of  the  Terminated  Transaction  or  group  of
                           Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that would,  but  for the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition precedent) after that Early Termination Date is to be included.

                  (B)      The  definition  of  Settlement  Amount shall be deleted in its entirety and replaced with the following:

                           "SETTLEMENT  AMOUNT" means,  with respect to any Early  Termination  Date, an amount equal to:

                           (a)      If a  Market  Quotation  for the  relevant  Terminated  Transaction  or  group of
                                    Terminated  Transactions  is accepted by Party B so as to become legally  binding on or before the day falling ten Local  Business  Days after the day on which the
                                    Early  Termination  Date is designated,  or such later day as Party B may specify in writing to Party A, but in either  case no later than one Local  Business  Day prior to the Early  Termination  Date (such day,  the "LATEST  SETTLEMENT  AMOUNT
                                    DETERMINATION  DAY"), the Termination  Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                           (b)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the relevant Terminated Transaction or group of Terminated  Transactions has been accepted  by  Party B so as to  become  legally  binding  and one or more  Market
                                    Quotations  from  Approved  Replacements  have been made and  remain  capable  of becoming legally binding upon acceptance,  the Settlement  Amount shall equal the
                                    Termination  Currency  Equivalent of the amount (whether positive or negative) of the lowest of such Market  Quotations (for the avoidance of doubt,  the lowest of such  Market  Quotations  shall be the lowest  Market  Quotation  of such  Market
                                    Quotations  expressed as a positive  number or, if any of such Market  Quotations is expressed as a negative number,  the Market Quotation  expressed as a negative number with the largest absolute value); or

                           (c)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the  relevant  Terminated  Transaction  or group of  Terminated  Transactions  is accepted by Party B so as to become legally binding and no Market  Quotation from an  Approved  Replacement  remains  capable  of  becoming  legally  binding  upon acceptance,  the Settlement  Amount shall equal Party B's Loss (whether  positive or  negative  and  without  reference  to any Unpaid  Amounts)  for the  relevant
                                    Terminated Transaction or group of Terminated Transactions.

                  (C)      Party A may  obtain  Market  Quotations,  and if Party B  requests  Party A in  writing to obtain Market  Quotations,  Party A shall use its  reasonable  efforts to do so before the
                           Latest Settlement Amount Determination Day.

                  (D)      If the Settlement Amount is a negative number,  Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) SECOND METHOD AND MARKET QUOTATION.  If the Second Method and Market Quotation apply,
                           (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement
                           Amount in respect of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the immediately preceding clauses  (II) and (III) shall be subject to netting in  accordance  with  Section  2(c) of this Agreement and (y) notwithstanding  any other provision of this Agreement,  any amount payable by Party A under the  immediately  preceding  clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

                  (E)      At any time on or before the Latest  Settlement  Amount  Determination Day at which two or more Market  Quotations  from Approved  Replacements  remain  capable of becoming  legally binding  upon  acceptance,  Party B shall be  entitled  to accept  only the lowest of such
                           Market  Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market  Quotation of such Market  Quotations  expressed as a positive number or, if any of such  Market  Quotations  is  expressed  as a  negative  number,  the Market
                           Quotation expressed as a negative number with the largest absolute value).

(ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           None.

                  (B)      Party B makes the following representation(s):

                           None.

         (ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           None.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

                  INDEMNIFIABLE  TAX.  Notwithstanding  the definition of  "Indemnifiable  Tax" in Section 14 of this
                  Agreement,  all Taxes in relation to payments by Party A shall be  Indemnifiable  Taxes  unless (i)
                  such Taxes are assessed  directly  against Party B and not by deduction or  withholding  by Party A or  (ii)  arise  as a  result  of a  Change  in Tax  Law  (in  which  case  such  Tax  shall  be an
                  Indemnifiable  Tax only if such Tax  satisfies  the  definition  of  Indemnifiable  Tax provided in
                  Section  14). In relation to  payments by Party B, no Tax shall be an  Indemnifiable  Tax,  Section
                  2(d)(i)(4)  shall not apply to Party B as X and Section  2(d)(ii)  shall not apply to Party B as Y, in each case such that Party B shall not be  required  to pay any  additional  amounts  referred to therein.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

 (a)     For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                                     DATE BY WHICH TO
DELIVER DOCUMENT       CERTIFICATE                                        BE DELIVERED
Party A and Party B    Any form or document required or reasonably        Promptly upon  reasonable  demand by the other
                       requested to allow the other party to make         party.
                       payments under the Agreement without any
                       deduction or withholding for or on account of
                       any Tax, or with such deduction or withholding
                       at a reduced rate.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                           DATE BY WHICH TO                         COVERED BY
DELIVER DOCUMENT       CERTIFICATE                              BE DELIVERED                             SECTION 3(D)
                                                                                                         REPRESENTATION
Party A and            Any documents  reasonably required by    Upon the execution and delivery of       Yes
Party B                the  receiving  party to evidence the    this Agreement
                       authority of the delivering  party or
                       its Credit Support Provider,  if any,
                       for it to  execute  and  deliver  the
                       Agreement,  this  Confirmation,   and
                       any  Credit   Support   Documents  to
                       which it is a party,  and to evidence
                       the   authority  of  the   delivering
                       party or its Credit Support  Provider
                       to perform its obligations  under the
                       Agreement,  this Confirmation and any
                       Credit Support Document,  as the case
                       may be
Party A and            A certificate of an authorized  officer  Upon the execution and delivery of       Yes
Party B                of the party,  as to the incumbency and  this Agreement
                       authority  of the  respective  officers
                       of the  party  signing  the  Agreement,
                       this  Confirmation,  and  any  relevant
                       Credit  Support  Document,  as the case
                       may be
Party A                Annual  Report  of  Party A  containing  Promptly upon request after becoming     Yes
                       consolidated    financial    statements  publicly available
                       certified  by   independent   certified
                       public   accountants  and  prepared  in
                       accordance   with  generally   accepted
                       accounting  principles  in the  country
                       in which Party A is organized
Party A                Opinions   of   counsel   to   Party  A  Upon the execution and delivery of       No
                       substantially  in the form of Exhibit A  this Agreement
                       to this Confirmation

Party B                An  executed  copy of the  Pooling  and  Promptly following finalization thereof  No
                       Servicing Agreement

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Address:          5 The North Colonnade
                           Canary Wharf
                           London E14 4BB
         Facsimile:        44(20) 777 36461
         Phone:            44(20) 777 36810

         (For all purposes)

         Address for notices or communications to Party B:

         Address:         Deutsche Bank Trust company Americas
                          1761 East St. Andrew Place
                          Santa Ana, CA  92705
         Attention:       Trust Administration - RF07H2
         Phone:           714 247-6000
         Fax:             714 855-1557

          With a copy to:

         Address:          Residential Funding Company, LLC
                           2255 North Ontario, Suite 400
                           Burbank, CA
         Attention:        Bond Administration
         Facsimile No.:    (818) 260-1815

          (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT. The Calculation Agent is Party A; provided,  however,  that if an Event of Default shall have  occurred  with  respect to Party A, Party B shall  have the right to  appoint as  Calculation  Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit  Support  Annex,  and any guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          The Credit Support Annex,  solely in respect of Party B's obligations under Paragraph 3(b)
                           of the Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          The  guarantor  under any  guarantee  in  support  of Party  A's  obligations  under  this
                           Agreement.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole  (including any claim or  controversy  arising out of or relating to this  Agreement),  without  regard to the  conflict of law  provisions  thereof  other than New York General
         Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING  OF  PAYMENTS.  The  parties  agree  that  subparagraph  (ii) of  Section  2(c)  will  apply to each
         Transaction  hereunder.  Notwithstanding  anything to the contrary in Section 2(c), amounts that are payable with respect to the same  Calculation  Period  shall be netted,  as provided in Section  2(c),  even if such amounts are not due on the same Payment Date.

(j)      AFFILIATE.  "Affiliate"  shall have the meaning  assigned  thereto in Section 14;  provided,  however,  that
         Party B shall be deemed to have no  Affiliates  for purposes of this  Agreement,  including  for purposes of
         Section 6(b)(ii).

PART 5.           OTHERS PROVISIONS.

(a)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction under this
         Agreement  are  subject  to  the  2000  ISDA  Definitions  as  published  and  copyrighted  in  2000  by the
         International  Swaps and  Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set forth in the  Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the  Definitions  are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references to a  "Transaction"  in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended by the adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

         (ii)     CONDITIONS  PRECEDENT.  Section  2(a)(iii)  is hereby  amended by adding the  following  at the end thereof:

                  Notwithstanding  anything to the  contrary  in Section  2(a)(iii)(1),  if an Event of Default  with respect to Party B or  Potential  Event of Default  with  respect to Party B has  occurred and been continuing  for more than 30 Local  Business Days and no Early  Termination  Date in respect of the
                  Affected  Transactions has occurred or been  effectively  designated by Party A, the obligations of
                  Party A under Section  2(a)(i)  shall cease to be subject to the  condition  precedent set forth in
                  Section  2(a)(iii)(1)  with respect to such  specific  occurrence  of such Event of Default or such
                  Potential Event of Default (the "Specific Event");  provided,  however, for the avoidance of doubt, the  obligations of Party A under Section  2(a)(i) shall be subject to the condition  precedent set forth  in  Section  2(a)(iii)(1)  (subject  to  the  foregoing)  with  respect  to  any  subsequent occurrence  of the same Event of Default  with  respect  to Party B or  Potential  Event of Default with respect to Party B after the Specific  Event has ceased to be  continuing  and with respect to any  occurrence  of any other  Event of  Default  with  respect  to Party B or  Potential  Event of
                  Default with respect to Party B that occurs subsequent to the Specific Event.

         (iii)    CHANGE OF  ACCOUNT.  Section  2(b) is hereby  amended by the  addition of the  following  after the word "delivery" in the first line thereof:

                  "to another account in the same legal and tax jurisdiction as the original account".

         (iv)     REPRESENTATIONS.  Section  3 is  hereby  amended  by  adding  at  the  end  thereof  the  following subsection (g):

                  "(g)     RELATIONSHIP BETWEEN PARTIES.

                           (1)      NON-RELIANCE.  It is not  relying on any  communication  (written or oral) of the other  party as  investment  advice  or as a  recommendation  to enter  into that
                                    Transaction,  it being understood that  information and  explanations  related to the terms and  conditions  of a  Transaction  will not be  considered  investment advice or a  recommendation  to enter  into that  Transaction.  No  communication
                                    (written  or  oral)  received  from  the  other  party  will be  deemed  to be an assurance or guarantee as to the expected results of that Transaction.

                           (2)      ASSESSMENT  AND  UNDERSTANDING.  It is  capable  of  assessing  the merits of and understanding  (on its own behalf or through  independent  professional  advice),
                                    and   understands  and  accepts,   the  terms,   conditions  and  risks  of  that
                                    Transaction.  It is also  capable of  assuming,  and  assumes,  the risks of that
                                    Transaction.

                           (3)      PURPOSE.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                           (4)      STATUS OF PARTIES.  The other party is not acting as fiduciary  for or advisor to it in respect of the Transaction.

                           (5)      ELIGIBLE  CONTRACT  PARTICIPANT.  It is an  "eligible  contract  participant"  as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii)  is hereby  amended by (i)  deleting  the words "or if a Tax Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party," and
                  (ii) by deleting the words "to transfer"  and inserting the words "to effect a Permitted  Transfer"
                  in lieu thereof.

         (vi)     JURISDICTION.   Section  13(b)  is  hereby   amended  by:  (i)  deleting  in  the  second  line  of
                  subparagraph  (i) thereof the word "non-",  (ii) deleting "; and" from the end of subparagraph  (i)
                  and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)  FIRST RATING TRIGGER  COLLATERAL.  If (A) it is not the case that a Moody's  Second Trigger  Ratings Event has occurred and been  continuing  for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in  accordance  with the Credit  Support
     Annex,  then an Additional  Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(II) SECOND RATING TRIGGER REPLACEMENT.  If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible  Replacement  has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible  Replacement  upon acceptance by the offeree) and/or
     (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally  binding upon such Eligible  Guarantor  immediately  upon  acceptance by the offeree),  then an Additional  Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (iii)    AMENDMENT OF POOLING AND SERVICING  AGREEMENT.  If,  without the prior  written  consent of Party A where such  consent is  required  under the  Pooling and  Servicing  Agreement(such  consent not be unreasonably  withheld),  an  amendment  is made  to the  Pooling  and  Servicing  Agreement  which amendment could  reasonably be expected to have a material adverse effect on the interests of Party
                  A  (excluding,  for the avoidance of doubt,  any  amendment to the Pooling and Servicing  Agreement that is entered into solely for the purpose of appointing a successor  servicer,  master  servicer, securities  administrator,  trustee or other service provider) under this Agreement,  an Additional
                  Termination  Event  shall  have  occurred  with  respect  to Party B and  Party B shall be the sole
                  Affected  Party  with  respect  to such  Additional  Termination  Event;  provided,  however,  that notwithstanding  Section 6(b)(iv) of this Agreement,  both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

         (iv)     REGULATION  AB:  If,  upon the  occurrence  of a  disclosure  event  pursuant  to  Section 2 of the
                  Indemnification  Agreement, dated February 27, 2007, (the "Item 1115 Agreement") by and among Party
                  A, Residential  Accredit Loans,  Inc. (the "Depositor") and Residential  Funding Company,  LLC (the
                  "Sponsor"),  Party A has not, within 5 Business Days after such  disclosure  event (a) provided the information  required by Section 2 of the Item 1115 Agreement,  (b) secured another entity (through a  Permitted  Transfer)  to  replace  Party A as party to this  Agreement,  on terms  substantially similar to this  Agreement  and the Item 1115  Agreement and subject to prior  notification  to the
                  Rating  Agencies,  which entity (and a guarantor  therefore)  meets or exceeds the Approved Ratings
                  Threshold  (and which  satisfies  the Rating Agency  Condition)  and which entity is able to comply with the  requirements  of Item  1115 of  Regulation  AB and (c)  obtain a  guaranty  of Party  A's obligations  under this  Agreement  from an  affiliate  of Party A that is able to comply  with the financial information  disclosure  requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure  requirements  applicable to Party
                  A, then an  Additional  Termination  Event shall have  occurred with respect to Party A and Party A shall be the sole affected party with respect to such Additional  Termination  Event. The Depositor and Sponsor shall be express third party beneficiaries of this Agreement

(V)  OPTIONAL  TERMINATION  OF  SECURITIZATION.  An  Additional  Termination  Event  shall occur upon the notice to
     Certificateholders  of an Optional  Termination  becoming  unrescindable  in accordance with Article IX of the
     Pooling and  Servicing  Agreement  (such  notice,  the "Optional  Termination  Notice").  With respect to such
     Additional  Termination Event: (A) Party B shall be the sole Affected Party; (B)  notwithstanding  anything to the contrary in Section 6(b)(iv) or Section  6(c)(i),  the final  Distribution  Date specified in the Optional
     Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all  Affected  Transactions;  (C) Section  2(a)(iii)(2)  shall not be  applicable  to any  Affected
     Transaction in connection with the Early  Termination Date resulting from this Additional  Termination  Event;
     notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or
     Section 2(e) in respect of the Terminated  Transactions  resulting from this Additional Termination Event will be required  to be made  through and  including  the Early  Termination  Date  designated  as a result of this
     Additional  Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early  Termination  Date will not be treated as Unpaid Amounts in determining the amount  payable in respect of such Early  Termination  Date; (D)  notwithstanding  anything to the contrary in
     Section 6(d)(i),  (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional  Termination  Notice, the Trustee requests the amount of the Estimated Swap Termination Payment,  Party A shall provide to the Trustee in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the  following  Business Day and (II) if the Trustee  provides  written  notice  (which may be done in electronic  format) to Party A no later than two Business Days prior to the final  Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party
     A shall,  no later than one  Business  Day prior to the final  Distribution  Date  specified  in the  Optional
     Termination  Notice,  make the  calculations  contemplated  by Section 6(e) of the ISDA Master  Agreement  (as
     amended  herein)  and provide to the Trustee in writing  (which may be done in  electronic  format) the amount payable by either Party B or Party A in respect of the related Early  Termination Date in connection with this
     Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related  Early  Termination  Date  shall be the  lesser of (x) the  amount  calculated  to be due from Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment;  and (E) notwithstanding  anything to the  contrary  in this  Agreement,  any  amount  due from  Party B to Party A in  respect  of this  Additional
     Termination Event will be payable on the final Distribution Date specified in the Optional  Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one
     Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

                  The Trustee shall be an express third party  beneficiary  of this Agreement as if a party hereto to the extent of the Trustee's rights specified herein.

(d)      REQUIRED  RATINGS  DOWNGRADE  EVENT.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings  Threshold,  then Party A shall, as soon as reasonably  practicable and so long as a
         Required Ratings Downgrade Event is in effect, at its own expense,  use commercially  reasonable  efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Except with respect to any Permitted  Transfer pursuant to Section  6(b)(ii),  Part 5(d), the Item
                  1115  Agreement,  or the succeeding  sentence,  neither Party A nor Party B is permitted to assign, novate or  transfer  (whether by way of  security  or  otherwise)  as a whole or in part any of its rights,  obligations  or  interests  under the  Agreement or any  Transaction  unless (a) the prior written consent of the other party not to be  unreasonably  withheld is obtained and (b) the Rating
                  Agency Condition has been satisfied with respect to S&P, except that:

(a)  a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially  all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)  a party may make  such a  transfer  of all or any part of its  interest  in any  amount  payable  to it from a
     Defaulting Party under Section 6(e).

                           At any time at which no Relevant  Entity has credit ratings at least equal to the Approved
                           Ratings Threshold, Party A may make a Permitted Transfer."

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee  pursuant to a Permitted  Transfer,  Party
                  B shall,  at Party  A's  written  request  and at Party A's  expense,  execute  such  documentation provided to it as is reasonably deemed necessary by Party A to effect such transfer.

(f)      [Reserved]

(g)      NON-RECOURSE.  Party A acknowledges and agree that,  notwithstanding  any provision in this Agreement to the contrary,  the obligations of Party B hereunder are limited recourse  obligations of Party B, payable solely from the Trust and the  proceeds  thereof,  in  accordance  with the priority of payments and other terms of the Pooling and  Servicing  Agreement  and that Party A will not have any recourse to any of the  directors, officers,  employees,  shareholders  or  affiliates  of the  Party B with  respect  to any  claims,  losses, damages,  liabilities,  indemnities or other  obligations in connection with any  transactions  contemplated hereby. In the event that the Trust and the proceeds  thereof,  should be insufficient to satisfy all claims outstanding  and following the  realization of the account held by the Trust and the proceeds  thereof,  any claims  against  or  obligations  of Party B under  the ISDA  Master  Agreement  or any  other  confirmation thereunder still  outstanding  shall be extinguished  and thereafter not revive.  The Trustee shall not have liability  for any failure or delay in making a payment  hereunder to Party A due to any failure or delay in receiving  amounts in the  account  held by the Trust from the Trust  created  pursuant  to the  Pooling and
         Servicing Agreement.  This provision will survive the termination of this Agreement.

(h)      TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section
         6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under  Section  6(e) from Party B to
         Party A will be paid by Party B from amounts  other than any upfront  payment paid to Party B by an Eligible
         Replacement  that has entered a Replacement  Transaction  with Party B, then such  Unfunded  Amount shall be due on the next  subsequent  Distribution  Date  following  the date on which the  payment  would  have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution  Date, on such final Distribution
         Date);  provided,  however,  that if the date on which the payment  would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution  Date, such payment will be payable on such  Distribution
         Date.  For the  avoidance  of doubt,  interest on any payment  due in respect of an Early  Termination  Date under Section 6(e) will in all events accrue interest from (and including)  such Early  Termination  Date to
         (but excluding) the date on which the relevant payment is made.

(i)      RATING AGENCY  NOTIFICATIONS.  Notwithstanding  any other provision of this Agreement,  no Early Termination
         Date shall be effectively  designated  hereunder by Party B and, except as provided in Part 5(f) hereto,  no transfer of any rights or obligations  under this  Agreement  shall be made by either party unless each Swap
         Rating Agency has been given prior written notice of such designation or transfer.

(j)      NO SET-OFF.  Except as expressly  provided for in Section 2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding any other provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)      AMENDMENT.  Notwithstanding  any  provision to the contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be permitted by either party unless each of the
         Swap Rating  Agencies has been provided prior written  notice of the same and such  amendment  satisfies the
         Rating Agency Condition with respect to S&P.

(l)      NOTICE OF  CERTAIN  EVENTS  OR  CIRCUMSTANCES.  Each  Party  agrees,  upon  learning  of the  occurrence  or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other  Party and to each Swap  Rating  Agency  notice of such  event or  condition;  provided  that failure to provide  notice of such event or  condition  pursuant to this Part 5(l) shall not  constitute  an
         Event of Default or a Termination Event.

(m)      PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against, or join any other person in  instituting  against  Party B, the Trust,  or the trust formed  pursuant to the
         Pooling and Servicing Agreement, in any bankruptcy,  reorganization,  arrangement, insolvency or liquidation proceedings or other  proceedings  under any federal or state  bankruptcy or similar law for a period of one year (or,  if  longer,  the  applicable  preference  period)  and one day  following  payment in full of the
         Certificates and any Notes;  provided,  however,  that nothing will preclude,  or be deemed to stop, Party A
         (i) from taking any action prior to the  expiration of the  aforementioned  one year and one day period,  or if longer the  applicable  preference  period  then in  effect,  in (A) any case or  proceeding  voluntarily commenced  by Party B or (B) any  involuntary  insolvency  proceeding  filed or  commenced by a Person other than Party A, or (ii) from  commencing  against Party B or any of the  Collateral  any legal action which is not a bankruptcy,  reorganization,  arrangement,  insolvency, moratorium, liquidation or similar proceeding.
         This provision will survive the termination of this Agreement.

(n)      TRUSTEE  CAPACITY.  It is expressly  understood and agreed by the parties hereto that (i) this  Confirmation is executed and  delivered by Deutsche Bank Trust  Company  Americas,  not  individually  or personally  but solely as  Supplemental  Interest  Trust Trustee of the  Supplemental  Interest  Trust under the Pooling and
         Servicing  Agreement  pursuant to which the Trust was formed,  in the  exercise of the powers and  authority conferred  upon and  vested  in it,  and  pursuant  to  instructions  set  forth  therein,  (ii) each of the representations,  undertakings  and agreements by Deutsche Bank Trust Company  Americas is made and intended not as a personal  representation,  undertaking  or agreement of Deutsche Bank Trust Company  Americas,  but solely for the purpose of binding only the  Supplemental  Interest  Trust,  (iii) nothing  herein  contained shall be construed as imposing any liability  upon Deutsche Bank Trust  Company  Americas,  individually  or personally,  to perform any covenant (either express or implied)  contained herein,  and all such liability, if any, is hereby expressly waived by the parties hereto,  and such waiver shall bind any third party making a claim by or through one of the parties hereto,  and (iv) under no circumstances  shall Deutsche Bank Trust
         Company  Americas be personally  liable for the payment of any  indebtedness or expenses of the Supplemental
         Interest  Trust,  or be liable  for the breach or failure of any  obligation,  representation,  warranty  or covenant made or undertaken by the Trust under this Confirmation, the Agreement or any related document.

(o)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part)
         in any respect,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force  and  effect  as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

(q)      ESCROW  PAYMENTS.  If (whether by reason of the time difference  between the cities in which payments are to be made or  otherwise)  it is not  possible for  simultaneous  payments to be made on any date on which both parties are required to make payments  hereunder,  either Party may at its option and in its sole discretion notify the other  Party that  payments  on that date are to be made in escrow.  In this case  deposit of the payment  due  earlier  on that  date  shall be made by 2:00 pm  (local  time at the  place  for the  earlier payment) on that date with an escrow agent  selected by the  notifying  party,  accompanied  by  irrevocable payment  instructions  (i) to release the deposited  payment to the intended  recipient  upon receipt by the escrow agent of the required  deposit of any  corresponding  payment  payable by the other party on the same date accompanied by irrevocable  payment  instructions to the same effect or (ii) if the required deposit of the  corresponding  payment is not made on that same date, to return the payment deposited to the party that paid it into  escrow.  The party  that  elects to have  payments  made in escrow  shall pay all costs of the escrow arrangements.

(r)      CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between trading,  marketing,  and operations personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s)      WAIVER OF JURY  TRIAL.  Each  party  waives  any right it may have to a trial by jury in  respect  of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and  Party B  hereby  agree  that the text of the body of the ISDA
         Master  Agreement  is  intended  to be the  printed  form of the  ISDA  Master  Agreement  (Multicurrency  -
         Crossborder) as published and copyrighted in 1992 by the  International  Swaps and Derivatives  Association,
         Inc.

(u)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless  notified in writing by Party B of other payment instructions,  any and all amounts  payable by Party A to Party B under this Agreement  shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)      ADDITIONAL REPRESENTATIONS.

         Party A represents  to Party B on the date on which it enters into this  Agreement  that Party A is entering into the  Agreement  and the  Transaction  as  principal  and not as agent of any  person.  Party B  further represents to Party A on the date on which  Deutsche Bank Trust Company  America  enters into this Agreement that it is entering into the Agreement and the  Transaction not  individually  but solely in its capacity as
         Supplemental  Interest  Trust Trustee  pursuant to the powers and  authority  vested in it under the Pooling and Servicing Agreement.

(w)      ACKNOWLEDGEMENTS.

(i)  Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or  refrained  from taking) other  material  actions in reliance upon the entry by the parties into the
     Transaction  being entered into on the terms and  conditions set forth herein and in the Pooling and Servicing
     Agreement  relating to such Transaction,  as applicable.  This paragraph shall be deemed repeated on the trade date of each Transaction.

(ii) Bankruptcy Code.  Subject to Part 5(m),  without limiting the  applicability if any, of any other provision of the U.S.  Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation  Sections 362, 546,
     556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all  Transactions  entered into hereunder will  constitute  "forward  contracts" or "swap  agreements" as defined in Section  101 of the  Bankruptcy  Code or  "commodity  contracts"  as defined in Section  761 of the
     Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute  contractual rights to  liquidate  Transactions,  that any margin or  collateral  provided  under any  margin,  collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section
     101 of the Bankruptcy  Code, and that the parties are entities  entitled to the rights under,  and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)      ADDITIONAL DEFINITIONS.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.  In addition, as used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "APPROVED  RATINGS  THRESHOLD"  means each of the S&P Approved  Ratings  Threshold  and the Moody's
                  First Trigger Ratings Threshold.

                  "APPROVED  REPLACEMENT"  means,  with respect to a Market  Quotation,  an entity making such Market
                  Quotation,  which entity would  satisfy  conditions  (a),  (b),  (c) and (d) of the  definition  of
                  Permitted  Transfer if such entity were a  Transferee,  as defined in the  definition  of Permitted
                  Transfer.

                  "DERIVATIVE  PROVIDER TRIGGER EVENT" means (i) an Event of Default with respect to which Party A is a Defaulting  Party,  (ii) a  Termination  Event with respect to which Party A is the sole Affected
                  Party or (iii) an Additional  Termination  Event with respect to which Party A is the sole Affected
                  Party.

                  "ELIGIBLE  GUARANTEE"  means an unconditional  and irrevocable  guarantee of all present and future obligations  (for the  avoidance  of doubt,  not limited to payment  obligations)  of Party A or an
                  Eligible  Replacement to Party B under this Agreement that is provided by an Eligible  Guarantor as principal  debtor  rather  than surety and that is  directly  enforceable  by Party B, the form and substance of which  guarantee are subject to the Rating Agency  Condition  (other than with respect to  Moody's),  and  either  (A) a law firm has given a legal  opinion  confirming  that none of the guarantor's  payments  to  Party  B under  such  guarantee  will be  subject  to Tax  collected  by withholding  or (B) such  guarantee  provides  that,  in the  event  that  any of such  guarantor's payments to Party B are subject to Tax collected by withholding,  such guarantor is required to pay such additional  amount as is necessary to ensure that the net amount actually  received by Party B
                  (free and clear of any Tax collected by withholding)  will equal the full amount Party B would have received had no such withholding been required.

                  "ELIGIBLE  GUARANTOR"  means an entity that (A) has credit  ratings  from S&P at least equal to the
                  Approved  Ratings  Threshold and (B) has credit  ratings from Moody's at least equal to the Moody's
                  Second Trigger Ratings Threshold,  provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible  Guarantor  with credit  ratings below the Moody's First Trigger  Ratings  Threshold will not  cause a  Collateral  Event (as  defined  in the  Credit  Support  Annex)  not to occur or continue.

                  "ELIGIBLE  REPLACEMENT" means an entity (A) (i) (a) that has credit ratings from S&P at least equal to the Approved  Ratings  Threshold,  and (b) has credit ratings from Moody's at least equal to the
                  Moody's Second Trigger Ratings  Threshold,  provided,  for the avoidance of doubt, that an Eligible
                  Replacement with credit ratings below the Moody's First Trigger Ratings  Threshold will not cause a
                  Collateral  Event (as defined in the Credit Support Annex) not to occur or continue with respect to
                  Moody's,  or (ii) the present and future  obligations  (for the avoidance of doubt,  not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an
                  Eligible Guarantee and (B) that has executed an Item 1115 Agreement with Depositor.

                  "ESTIMATED SWAP TERMINATION  PAYMENT" means,  with respect to an Early  Termination Date, an amount determined by Party A in good faith and in a commercially  reasonable manner as the maximum payment that  could be owed by Party B to Party A in respect of such Early  Termination  Date  pursuant  to
                  Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

                  "FIRM OFFER"  means (A) with respect to an Eligible  Replacement,  a quotation  from such  Eligible
                  Replacement  (i) in an amount equal to the actual amount payable by or to Party B in  consideration of an  agreement  between  Party  B and  such  Eligible  Replacement  to  replace  Party  A as  the counterparty  to this  Agreement  by way of  novation  or, if such  novation  is not  possible,  an agreement  between Party B and such Eligible  Replacement  to enter into a Replacement  Transaction
                  (assuming  that  all  Transactions  hereunder  become  Terminated  Transactions),   and  (ii)  that
                  constitutes an offer by such Eligible  Replacement to replace Party A as the  counterparty  to this
                  Agreement or enter a Replacement  Transaction  that will become legally  binding upon such Eligible
                  Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor,  an offer by such Eligible  Guarantor to provide an Eligible  Guarantee  that will become  legally  binding upon such Eligible Guarantor upon acceptance by the offeree.

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

                  "MOODY'S  FIRST  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings  from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S FIRST TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A2" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-1",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S  SECOND  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means, with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-2",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3".

                  "PERMITTED  TRANSFER"  means a transfer by novation by Party A pursuant to Section  6(b)(ii),  part
                  5(d),  the Item 1115  Agreement,  or the  second  sentence  of Section 7 (as  amended  herein) to a transferee  (the  "TRANSFEREE")  of all,  but not less than all, of Party A's rights,  liabilities, duties and obligations  under this Agreement,  with respect to which transfer each of the following conditions  is  satisfied:  (a) the  Transferee  is an  Eligible  Replacement;  (b) Party A and the
                  Transferee  are both  "dealers  in  notional  principal  contracts"  within the meaning of Treasury regulations  section  1.1001-4;  (c) as of the date of such  transfer the  Transferee  would not be required to withhold or deduct on account of Tax from any  payments  under this  Agreement or would be  required  to gross up for  such  Tax  under  Section  2(d)(i)(4);  (d) an Event of  Default  or
                  Termination  Event  would  not  occur as a result  of such  transfer;  (e)  pursuant  to a  written instrument  (the  "Transfer  Agreement"),  the  Transferee  acquires  and  assumes  all  rights and obligations  of Party A under  the  Agreement  and the  relevant  Transaction;  (f)  such  Transfer
                  Agreement  is  effective  to transfer to the  Transferee  all,  but not less than all, of Party A's rights and  obligations  under the  Agreement  and all relevant  Transactions;  (g) Party A will be responsible  for any costs or expenses  incurred in connection  with such transfer  (including  any replacement  cost of  entering  into a  replacement  transaction);  (h) either (A) Moody's has been given prior  written  notice of such  transfer and the Rating  Agency  Condition is satisfied  with respect  to S&P or (B) each  Swap  Rating  Agency  has been  given  prior  written  notice  of such transfer and such transfer is in connection  with the  assignment  and assumption of this Agreement without  modification  of its terms,  other than party names,  dates relevant to the effective date of such transfer,  tax  representations  (provided that the representations in Part 2(a)(i) are not modified) and any other  representations  regarding the status of the  substitute  counterparty  of the type included in Part 5(b)(iv) or Part 5(v),  notice  information and account details;  and (i)
                  such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

                  "Pooling and Servicing Agreement" means the Series Supplement, dated as of February 1, 2007 to the Standard Terms of the Pooling and Servicing Agreement, dated as of December 1, 2006, among
                  Residential Accredit Loans, Inc., as the company (together with its permitted successors and assigns, the "Company"), Residential Funding Company, LlLC, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and Deutsche Bank Trust Company
                  Americas, as Trustee and supplemental interest trust trustee (together with its permitted successors and assigns, the "Trustee" and the "Supplemental Interest Trust Trustee").

                  "RATING AGENCY  CONDITION"  means,  with respect to any particular  proposed act or omission to act hereunder and each Swap Rating Agency  specified in connection  with such proposed act or omission, that the party  acting or  failing  to act must  consult  with each of the  specified  Swap  Rating
                  Agencies  and  receive  from each such Swap Rating  Agency a prior  written  confirmation  that the proposed  action or inaction would not cause a downgrade or withdrawal of the  then-current  rating of any Certificates or Notes.

                  "RELEVANT  ENTITY"  means Party A and,  to the extent  applicable,  a  guarantor  under an Eligible
                  Guarantee.

                  "REPLACEMENT  TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated
                  Transactions,  a transaction or group of transactions  that (i) would have the effect of preserving for Party B the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent)
                  by the  parties  under  Section  2(a)(i)  in  respect of such  Terminated  Transaction  or group of
                  Terminated  Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required  after that Date,  and (ii) has terms which are  substantially  the same as this
                  Agreement,  including,  without limitation,  rating triggers,  Regulation AB compliance, and credit support  documentation,  save for the exclusion of provisions relating to Transactions that are not
                  Terminated Transaction,.

                  "REQUIRED  RATINGS DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

                  "REQUIRED  RATINGS  THRESHOLD"  means each of the S&P Required  Ratings  Threshold  and the Moody's
                  Second Trigger Ratings Threshold.

                  "S&P" means Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

                  "S&P APPROVED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating from
                  S&P of "A-1",  or, if such entity does not have a  short-term  unsecured  and  unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from
                  S&P of "A+".

                  "S&P REQUIRED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a long-term  unsecured  and  unsubordinated  debt rating or counterparty rating from S&P of "BBB+".

                  "SWAP RATING AGENCIES" means,  with respect to any date of  determination,  each of S&P and Moody's but only to the  extent  that each such  rating  agency is then  providing  a rating for any of the
                  Certificates or any notes backed by the Certificates (the "Notes").

                                 [Remainder of this page intentionally left blank.]

The time of dealing  will be  confirmed by Party A upon  written  request.  Barclays is  regulated  by the  Financial
Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please  confirm that the foregoing  correctly  sets forth all the terms and  conditions of our agreement with respect to the Transaction by responding  within three (3) Business Days by promptly  signing in the space provided below and both (i) faxing the signed  copy to Incoming  Transaction  Documentation,  Barclays  Capital  Global OTC  Transaction
Documentation & Management,  Global Operations, Fax +(44) 20-7773-6810/6857,  Tel +(44)  20-7773-6901/6904/6965,  and
(ii) mailing the signed copy to Barclays Bank PLC, 5 The North  Colonnade,  Canary Wharf,  London E14 4BB,  Attention
of Incoming Transaction  Documentation,  Barclays Capital Global OTC Transaction  Documentation & Management,  Global
Operation.  Your  failure to respond  within  such period  shall not affect the  validity  or  enforceability  of the
Transaction  against  you.  This  facsimile  shall  be the only  documentation  in  respect  of the  Transaction  and accordingly  no hard copy  versions  of this  Confirmation  for this  Transaction  shall be provided  unless  Party B requests such a copy.

------------------------------------------------------- ---------------------------------------------------------
For and on behalf of                                    For and on behalf of
BARCLAYS BANK PLC                                       DEUTSCHE BANK TRUST COMPANY AMERICAS, not individually
                                                        but solely as Supplemental Interest Trust Trustee for
                                                        RALI Series 2007-QH2 Trust

------------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------- ---------------------------------------------------------

Name:                                                   Name:
Title:                                                  Title:
Date:                                                   Date:

------------------------------------------------------- ---------------------------------------------------------

Barclays  Bank PLC and its  Affiliates,  including  Barclays  Capital  Inc.,  may share with each other  information, including  non-public credit  information,  concerning its clients and prospective  clients.  If you do not want such information  to be shared,  you must write to the Director of  Compliance,  Barclays  Bank PLC, 200 Park Avenue,  New
York, NY 10166.

                                                    SCHEDULE I
   (all such dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates)

          From and including                        To but excluding                    Notional Amount (USD)

              3/25/2007                                4/25/2007                        335,702,488
              4/25/2007                                5/25/2007                        323,444,784
              5/25/2007                                6/25/2007                        311,634,961
              6/25/2007                                7/25/2007                        300,256,563
              7/25/2007                                8/25/2007                        289,293,741
              8/25/2007                                9/25/2007                        278,731,234
              9/25/2007                                10/25/2007                       268,554,343
              10/25/2007                               11/25/2007                       258,748,909
              11/25/2007                               12/25/2007                       249,301,299
              12/25/2007                               1/25/2007                        240,198,382
              1/25/2008                                2/25/2008                        231,427,511
              2/25/2008                                3/25/2008                        222,976,505
              3/25/2008                                4/25/2008                        214,833,634
              4/25/2008                                5/25/2008                        206,987,597
              5/25/2008                                6/25/2008                        199,427,514
              6/25/2008                                7/25/2008                        192,142,903
              7/25/2008                                8/25/2008                        185,123,669
              8/25/2008                                9/25/2008                        178,360,089
              9/25/2008                                10/25/2008                       171,842,797
              10/25/2008                               11/25/2008                       165,562,775
              11/25/2008                               12/25/2008                       159,511,334
              12/25/2008                               1/25/2009                        153,680,106
              1/25/2009                                2/25/2009                        148,061,031
              2/25/2009                                3/25/2009                        142,646,346
              3/25/2009                                4/25/2009                        137,428,572
              4/25/2009                                5/25/2009                        132,400,507
              5/25/2009                                6/25/2009                        127,555,213
              6/25/2009                                7/25/2009                        122,886,008
              7/25/2009                                8/25/2009                        118,386,454
              8/25/2009                                9/25/2009                        114,050,351
              9/25/2009                                10/25/2009                       109,871,452
              10/25/2009                               11/25/2009                       105,844,298
              11/25/2009                               12/25/2009                       101,963,345
              12/25/2009                               1/25/2010                          98,221,369
              1/25/2010                                2/25/2010                          94,614,991
              2/25/2010                                3/25/2010                          91,139,523
              3/25/2010                                4/25/2010                          87,790,183
              4/25/2010                                5/25/2010                          84,562,368
              5/25/2010                                6/25/2010                          81,451,641
              6/25/2010                                7/25/2010                          78,453,730
              7/25/2010                                8/25/2010                          75,564,520
              8/25/2010                                9/25/2010                          72,780,044
              9/25/2010                                10/25/2010                         70,096,484
              10/25/2010                               11/25/2010                         67,510,160
              11/25/2010                               12/25/2010                         65,017,528
              12/25/2010                               1/25/2011                          62,615,172
              1/25/2011                                2/25/2022                          60,299,541
              2/25/2022                                 3/25/201                          58,067,747
               3/25/201                                4/25/2011                          55,916,606
              4/25/2011                                5/25/2011                          53,843,316
              5/25/2011                                6/25/2011                          51,845,042
              6/25/2011                                7/25/2011                          49,918,979
              7/25/2011                                8/25/2011                          48,062,575
              8/25/2011                                9/25/2011                          46,273,296
              9/25/2011                                10/25/2011                         44,548,405
              10/25/2011                               11/25/2011                         42,885,616
              11/25/2011                               12/25/2011                         41,228,341
              12/25/2011                               1/25/2012                          39,632,854
              1/25/2011                                2/25/2012                          38,054,750

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX